Exhibit 10.2
AMENDMENT Nº 5 TO LETTER OF AGREEMENT DCT-026/2003
This Amendment No. 5 to Letter of Agreement DCT-026/2003, dated as of March 6, 2008 (“Amendment 5”) relates to Letter Agreement DCT-026/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 5 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 5 sets forth the further agreement between Embraer and Buyer relative to [***] , among other things. All capitalized terms used in this Amendment 5 and not defined herein shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 5 and the Letter Agreement, the terms of this Amendment 5 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. [***]
Pursuant to that Amendment No. 4 to Letter of Agreement DCT-026/2003, dated as of October 17, 2007 (“Amendment 4”), [***]:
     (a) [***]
     (b) [***]
All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 5, shall remain in full force and effect without any change.
[Signature page follows]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule24b-2 under the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 5 to the Letter Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By:	/s/ Mauro Kern Junior	By:	/s/ Mark D. Powers

Name:	Mauro Kern Junior	Name:	Mark D. Powers
Title:	Executive Vice President Airline Market	Title:	Senior Vice President and Treasurer

By:	/s/ José Luís D. Molina

Name:	José Luís D. Molina
Title:	Vice President Contracts
Airline Market

Date:	March 6, 2008	Date:	March 6, 2008
Place:		Place:	Forest Hills, NY USA

Witness:		Witness:	/s/ Adam L. Schless

Name:		Name:	Adam L. Schless